UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2005

PROXYMED, INC.

(Exact Name of Registrant as Specified in Charter)

FLORIDA	000-22052	65-0202059

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1854 Shackleford Court, Suite 200,
Norcross, Georgia 30093-2924
(Address of Principal Executive Offices)

(770) 806-9918
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item  5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) On July 14, 2005, Mr. John G. Lettko, Chief Executive Officer of ProxyMed, Inc. (the “Company”) was appointed to the Board of Directors of the Company to fill a current vacancy on the Board. No determination has been made to date as to the Board committees, if any, on which Mr. Lettko will serve. The appointment was made pursuant to the terms of the Employment Agreement between John G. Lettko and the Company dated May 10, 2005 previously furnished as Exhibit 99.1 to the Company’s Form 10-Q filed on May 13, 2005, and incorporated herein by reference. Mr. Lettko receives no additional compensation for serving as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXYMED, INC.
	By:	/s/ Gregory J. Eisenhauer
		Name:	Gregory J. Eisenhauer
Dated: July 19, 2005		Title:	Executive Vice President and Chief Financial Officer